Exhibit 32

Section 1350 Certification

Pursuant to 18 U.S.C. § 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Vault America, Inc., a Nevada corporation (the Company"), hereby certifies that:

To my knowledge, the Annual Report on Form 10-K of the Company for the year ended October 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 11, 2010

BY:  /s/ Harold F. Schultz

   HAROLD F. SCHULTZ

   CHIEF EXECUTIVE OFFICER AND

   CHIEF FINANCIAL OFFER